Exhibit 99.1

Commentary and Perspectives from Fifth Street Asset Management

FIFTHSTREET

# Fourth Quarter 2015
# Capital Markets Outlook

January 27, 2016

## No Late Rescue for Loan Volume

In 2015, sponsored middle market loan volume reached $50.3 billion, down 28% from 2014, falling below expectations and capping the weakest year for volume since 2009 *(See Figure 1, right)*. Issuance dropped every quarter year-over-year, and 4Q15 was no exception. Despite volume rising 7% from the third quarter, at $13.4 billion, fourth quarter volume was still down nearly 25% from the prior year period.

For many lenders, including Fifth Street, the typical seasonal push that occurs at calendar year end was muted in 2015[1]. A number of factors contributed to the protracted slowdown in sponsored deals, including an increase in borrowing costs and buyer/seller divergence stemming from lower deal quality and lofty valuations, as strategic buyers continued to drive up multiples. Combined, these factors have created a more challenging environment for sponsors, many of whom we believe have chosen to wait on the sidelines in hopes of better returns.

## Vintage Years on Tap

While many lenders expect volumes to be flat in 2016[2], we hold a more hopeful view for middle market sponsored lending. With backlog down from recent years, we are not expecting a rebound in the first quarter, but believe things should pick up later in 2016, as the market gradually adjusts to the new reality of higher borrowing costs.

Private equity firms have raised considerable capital and have record amounts of dry powder at their disposal. The level of unspent capital reached a record of $752 billion by the end of 2015, up from $695 billion the prior year, which will need to be put to work at some point *(See Figure 2, right)*.

We believe that years from now, lenders with capital to invest in new loans will look back on the vintages of 2016 and 2017 as similar to the favorable vintages of 2009 and 2010. With spreads widening, it seems that prudent lenders will start getting adequately paid for risk. Given crashing oil prices and the disarray in high-yield, we think the table is set—as it was in the aftermath of the financial crisis of 2008—for lenders to deploy capital into deals with strong risk-adjusted returns. It could be an exciting opportunity for lenders with long-term capital and the flexibility to selectively deploy it. However, absent discerning underwriting, capital is not enough. Instead, a high level of selectivity driven by superior sourcing represents the key to success in our view.

*Figure 1*



Quarterly Sponsored Issuance
Issuance ($BN)
30
25
20
15
10
5
0
1Q06
4Q06
3Q07
2Q08
1Q09
4Q09
3Q10
2Q11
1Q12
4Q12
3Q13
2Q14
1Q15
4Q15

*Source: Thomson Reuters LPC's Middle Market 4Q15 Review (1/8/16).*

*We believe that years from now, lenders with capital to invest in new loans will look back on the vintages of 2016 and 2017 as similar to the favorable vintages of 2009 and 2010.*

*Figure 2*



Global Private Equity Dry Powder Over Time, December 2006 - December 2015
Dry Powder ($BN)
800
700
600
500
400
300
200
100
0
527
639
689
677
622
601
565
666
695
752
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

*Source: Preqin 2015 Private Capital Fundraising Update (1/12/16).*

1

## Yields Widen, Hurting Dividend Recapitalizations

For the first time in a few years, yields are significantly higher in the middle market. Assuming a three-year duration, the average yield for a middle market first-lien term loan is at the highest level since 2012, climbing to 7.14% for the quarter, up from 6.25% in 3Q15 and 5.96% in 2Q15[3]. Notably, higher yields have created significant headwinds for dividend recapitalizations, which had volume of just $4.3 billion for all of 2015, representing a 38% decline from 2014 and the lowest level in six years *(See Figure 3)*.

*Figure 3*


Middle Market Dividend Recap Volume
Dividend Recap Volume ($BN)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
30%
25%
20%
15%
10%
5%
0%
Dividend as % of Sponsored
1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15
Dividend Recap
% of Total Sponsored

*Source: Thomson Reuters LPC's Middle Market 4Q15 Review (1/8/16).*

## Flight to Quality Impacts Second Lien

Amidst weaker volume, there still appears to be ample capacity in the middle market. However, lenders continue to gravitate to certain credits over others, with many focused on plain vanilla companies with no noise and minimal adjustments. Additionally, in a noticeable flight to quality, many lenders continue to migrate to senior, floating rate securities[1]. This is not unexpected, as periods of volatility tend to create a risk-off response and a move up the capital structure.

To that end, middle market second lien volume reached just $2.5 billion for the year—a 64% decline from 2014[3]. The diminished appetite for second lien volume can also be traced to a weakened buyer base: many BDCs are currently trading below book value, while hedge funds have had to reassess and redeploy their own assets in the wake of a tumultuous 2015. The heightened uncertainty has unsettled sponsors, many of whom are proceeding straight to the unitranche product given the certainty of close, versus a first and second lien structure[4].

Given the sharp drop-off in second lien bids, yields on middle market second-liens moved drastically wider this quarter. The average yield has risen to 12.31%, up 249bps from 9.82% in 3Q15 *(See Figure 5, right)*. The resulting supply/demand imbalance leads us to believe that selective opportunities for strong-risk adjusted returns in second lien may lie ahead.

## Banks: Enforcement Breeds Uncertainty

The ongoing shift in market share towards nonbank lenders continues to change the complexion of the middle market. While the leveraged lending guidelines have been finalized for some time, banks are currently wrestling with enforcement. The OCC (The Office of the Comptroller of the Currency) appears to be taking a very strict approach—with some arguing that lending criterion has become a moving target.

Facing uncertainty over what may or may not get approved, banks appear hamstrung in terms of where they can participate right now. However, when they finally encounter a transaction that falls squarely into their box and seems to be within the regulatory parameters, expect them to pursue the business very aggressively.

In short, we believe we are likely to see a continued pull-back from banks given ongoing regulatory pressures—a trend that should continue to benefit alternative lenders *(See Figure 4)*.

*Figure 4*


Average Issuer Debt to EBITDA by Arranger for Club MM Sponsored Deals
Debt to EBITDA
5.0x
4.8x
4.5x
4.3x
4.0x
3.8x
3.5x
3.3x
3.0x
4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15
Bank
Finance Co.
Institutional Lender

*Source: Thomson Reuters LPC's 2015 Review / 2016 Preview (1/13/16).*

*Figure 5*


First and Second Lien Yields: Middle Market and Large Corp.
All-in-yield (3-year)
15%
13%
11%
9%
7%
5%
2010 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15
MM 1st Lien
MM 2nd Lien

*Source: Thomson Reuters LPC's 2015 Review / 2016 Preview (1/13/16).*
*Note: Only includes yield data from deals with first lien / second lien structures.*

2 Fifth Street Asset Management

Markets Shrug Off the Fed The Fed’s recent interest-rate hike was both widely anticipated and priced-in by market participants and, in our view, has had a de minimis impact on the middle market. Amid weak economic indicators, we expect the Fed to proceed slowly and cautiously with future increases. Since uncertainty remains in the markets, we believe policymakers will try to avoid adding to it with interest rate surprises. For that reason, the middle market should be able to absorb future increases without undue stress. Anticipating a slow rise in interest rates, Fifth Street has continued to position itself to take advantage of an up rate environment, seeking to blend down the level of LIBOR floors in its deal structures. Generally speaking, lenders don’t generate additional income and benefit from a rising interest rate environment until LIBOR surpasses the LIBOR floor, which had typically been structured at 100 basis points in recent years. By beginning to complete new deals with lower or no LIBOR floors, lenders are beginning to focus more on capturing spread and benefitting earlier from the rise in rates. Recently, Fifth Street led its first deal in some time with no LIBOR floor and in the coming months, we expect to see LIBOR floors under pressure. Where Will Middle Market Lending Go in 2016? Regardless of the pace of future rate hikes, we believe that the cost of capital is unlikely to go down. However, if the economy remains stable and we do not see a drastic increase in supply, we would expect purchase price multiples to stabilize over the next several quarters. While no one can predict where credit quality will go, we are anticipating patchy growth and sector divergence. For instance, as we have noted for some time, we see ongoing strength in healthcare and technology. On the other hand, we continue to maintain that energy has further downside potential and has not yet reached its inflection point. We believe it is prudent to avoid the cyclical industries while taking a more cautious approach to the higher valuation/higher leverage industries that generate high free cash flows. Conversely, we also counsel a shift toward safer, more recession-resistant sectors. Deals in the former category are still getting done; however, that universe seems to be waning today. Figure 6 Figure 7 In the coming months, we expect to see LIBOR floors under pressure. Fifth Street Asset Management 3

Fifth Street Activity Middle Market Direct Lending continues to gain increased attention as an asset class, with many investors particularly attracted to the yield and relative protection that senior secured and unitranche loans can provide. Due to Fifth Street’s 17-year track record of creating value through proprietary origination capabilities, discerning underwriting and portfolio management expertise, a variety of stakeholders have been looking to access our award-winning direct origination platform from a number of angles. A Record $3 Billion in Agented and Syndicated Loans in 2015 As we have continued to expand our capital markets presence over the last few years, the volume of our middle market syndications and club transactions has risen, which is partially attributable to increased interest from third parties to participate in our deals. These participations allow third parties, often lenders who do not have origination platforms of their own, to access loans that have not only been selected through our rigorous investment process, but are also supported by our established top-tier sponsor partnerships. Fifth Street set a new company record last year, with over $3 billion of deals agented and syndicated in 22 deals across our platform(5). This represents a 67% increase over the $1.8 billion of deals agented and syndicated in 2014. Separately Managed Account Closing In further testament to the strength and value of the Fifth Street platform, earlier this month, we announced the closing of a Separately Managed Account (“SMA”) with a large, well-respected institutional investor who intends to purchase $50 million of middle market loans in the SMA. Our platform’s ability to provide customized solutions across the capital structure to middle market companies and gain access to exclusive opportunities makes an SMA a compelling product for institutions seeking middle market asset exposure. Recent interest from institutional investors also led to Fifth Street’s closing of two collateralized loan obligations (CLOs) in 2015, as well as joint ventures with each of our business development companies (BDCs) in 2014. We are looking forward to beginning our relationship with our new client and remain excited about the prospects of growing our institutional business line. (1) Brown Gibbons Lang Annual State of the Middle Market (December 2015). I (2) Thomson Reuters LPC’s 1Q16 MM Investor Outlook Survey (1/4/16). I (3) Thomson Reuters LPC’s 2015 Review / 2016 Preview (1/13/16). I (4) Thomson Reuters LPC’s Gold Sheets Middle Market (December 2015). I (5) According to Thomson Reuters LPC League Tables. DISCLAIMER: Statements included herein about the middle market lending environment are based on observations made by Fifth Street deal professionals and were corroborated by Thomson Reuters LPC survey data and the Brown Gibbons Lang Annual State of the Middle Market (December 2015). Some of the statements included herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events and/or Fifth Street Asset Management Inc.’s (“Fifth Street”) future performance or financial condition. Words such as “believes,” “expects,” “seeks,” “plans,” “should,” “estimates,” “project,” and “intend” indicate forward-looking statements. These statements are based on certain assumptions about future events or conditions and involve a number of risks and uncertainties. These statements are not guarantees of future performance, condition or results. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. The information contained in this article is summary information that is intended to be considered in the context of Fifth Street’s SEC filings and other public announcements that Fifth Street may make, by press release or otherwise, from time to time. Fifth Street undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this article, except as required by law. These materials contain information about Fifth Street, its affiliated funds (including Fifth Street Finance Corp. and Fifth Street Senior Floating Rate Corp.) and general information about the market. You should not view information related to the past performance of Fifth Street and its affiliated funds or information about the market as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Fifth Street or its affiliates or as legal, accounting or tax advice. None of Fifth Street, its affiliated funds or any affiliate of Fifth Street or its affiliated funds makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates, projections and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, projections or targets have been considered or stated or that such estimates, projections or targets will be realized. This article is not intended to be an offer to sell, or the solicitation of an offer to purchase, any security (including Fifth Street Asset Management or its affiliates, Fifth Street Finance Corp. or Fifth Street Senior Floating Rate Corp.), the offer and/or sale of which can only be made by definitive offering documentation. Any other solicitation with respect to any securities that may be issued by Fifth Street or its affiliates will be made only by means of definitive offering memoranda or prospectus (as applicable), which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. Fifth Street Asset Management Inc. (NASDAQ:FSAM) is a nationally recognized credit-focused asset manager. The firm has over $5 billion of assets under management across two publicly-traded business development companies, Fifth Street Finance Corp. (NASDAQ:FSC) and Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR), as well as multiple private investment vehicles. The Fifth Street platform provides innovative and customized financing solutions to small and mid-sized businesses across the capital structure through complementary investment vehicles and co-investment capabilities. With over a 17-year track record focused on disciplined credit investing across multiple economic cycles, Fifth Street is led by a seasoned management team that has issued billions of dollars in public equity, private capital and public debt securities. Fifth Street’s national origination strategy, proven track record and established platform are supported by approximately 80 professionals across locations in Greenwich, Chicago and San Francisco. Robyn Friedman, Senior Vice President, Investor Relations www.fifthstreetfinance.com rfriedman@fifthstreetfinance.com I (203) 681-3723 4 Copyright © Fifth Street Management LLC. All Rights Reserved.